UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                  March 4, 2005


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                           0-21930                  77-0340829
(State or other jurisdiction     (Commission File Number)      (IRS Employer
  of incorporation)                                          Identification No.)


        542 Flynn Road, Camarillo, California                         93012
       (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02       Results of Operations and Financial Condition.

     On March 4, 2005, BioSource International, Inc. (the "Company") issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by this reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item  9.01      Financial  Statements,  Pro  Forma  Financial  Information and
                Exhibits.

        (a) Financial Statements. None.

        (b) Pro Forma Financial Information. None.

        (c) Exhibits.

            99.1 Press Release dated March 4, 2005, published by the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOSOURCE INTERNATIONAL, INC.


March 4, 2005                           /s/Alan Edrick
                                        ----------------------------------------
                                        Alan Edrick
                                        Executive Vice President and
                                        Chief Financial Officer